UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 4/30/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS April 30, 2014 / Unaudited

	Principal Amount	Value
Asset-Backed Security—0.0%
United Auto Credit Securitization Trust, Series 2013-1, Cl. D, 2.90%, 12/15/17[1] (Cost $18,997)	$19,000	$19,132

Mortgage-Backed Obligations—0.7%
Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[2]	120,000	130,450
Banc of America Mortgage Securities Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	104,139	98,275
Citigroup Mortgage Loan Trust, Series 2006-AR2, Cl. 1A2, 2.654%, 3/25/36[2]	83,658	75,780
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR12, Cl. 1A8, 2.353%, 10/25/35[2]	45,400	43,807
Series 2005-AR14, Cl. 1A4, 2.379%, 12/25/35[2]	133,648	125,160
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.613%, 3/25/36[2]	137,404	136,707
Series 2007-AR8, Cl. A1, 5.958%, 11/25/37[2]	96,477	89,063

Total Mortgage-Backed Obligations (Cost $640,636)		699,242

Corporate Bonds and Notes—91.9%
Consumer Discretionary—14.4%
Auto Components—0.9%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	410,000	446,388
TRW Automotive, Inc., 4.50% Sr. Unsec. Nts., 3/1/21[1]	460,000	479,550

		925,938

Automobiles—1.8%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	272,000	409,454
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	852,000	988,783
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[1]	418,000	459,800

		1,858,037

Diversified Consumer Services—0.5%
Service Corp. International, 4.50% Sr. Unsec. Unsub. Nts., 11/15/20	500,000	492,500

Hotels, Restaurants & Leisure—1.0%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	240,000	239,553
Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	115,000	121,567
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	517,000	615,832

		976,952

Household Durables—0.9%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	405,000	435,375
Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	427,000	437,141

		872,516

1    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Internet & Catalog Retail—0.4%
QVC, Inc., 4.85% Sr. Sec. Nts., 4/1/24[1]	$400,000	$410,477

Media—6.6%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	543,000	656,086
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	935,000	961,056
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	520,000	509,811
Historic TW, Inc., 9.15% Debs., 2/1/23	300,000	412,750
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	359,000	365,472
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	479,000	483,790
Numericable Group SA, 4.875% Sr. Sec. Nts., 5/15/19[1,3]	503,000	508,659
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	730,000	707,809
Time Warner, Inc.:
4.875% Sr. Unsec. Nts., 3/15/20	396,000	441,504
4.90% Sr. Unsec. Nts., 6/15/42	130,000	133,725
Viacom, Inc., 4.25% Sr. Unsec. Nts., 9/1/23	800,000	835,010
WPP Finance 2010, 4.75% Sr. Unsec. Nts., 11/21/21	650,000	705,782

		6,721,454

Multiline Retail—0.3%
Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	317,000	338,972

Specialty Retail—1.1%
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	200,000	217,814
L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	50,000	57,250
8.50% Sr. Unsec. Nts., 6/15/19	320,000	387,200
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	425,000	466,969

		1,129,233

Textiles, Apparel & Luxury Goods—0.9%
Levi Strauss & Co., 7.625% Sr. Unsec. Nts., 5/15/20	400,000	435,000
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	455,000	449,881

		884,881

Consumer Staples—5.5%
Beverages—2.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	445,000	684,881
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	496,000	486,080
Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	290,000	269,475
Pernod Ricard SA, 4.45% Sr. Unsec. Nts., 1/15/22[1]	510,000	538,598
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	275,000	295,161

		2,274,195

Food & Staples Retailing—0.9%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	417,000	432,393
Wal-Mart Stores, Inc., 4.75% Sr. Unsec. Nts., 10/2/43	400,000	426,529

		858,922

2    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products—1.8%
Archer-Daniels-Midland Co., 5.765% Sr. Unsec. Nts., 3/1/41	$447,000	$544,528
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	644,000	804,449
WM Wrigley Jr Co., 2.90% Sr. Unsec. Nts., 10/21/19[1]	500,000	508,520

		1,857,497

Tobacco—0.6%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	370,000	619,453

Energy—14.7%
Energy Equipment & Services—2.9%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	599,000	647,868
Nabors Industries, Inc.:
4.625% Sr. Unsec. Nts., 9/15/21	231,000	242,701
5.00% Sr. Unsec. Nts., 9/15/20	272,000	298,017
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	305,000	322,817
Schlumberger Investment SA, 3.65% Sr. Unsec. Nts., 12/1/23	750,000	767,778
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	590,000	665,083

		2,944,264

Oil, Gas & Consumable Fuels—11.8%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	440,000	447,700
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	458,000	559,019
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	200,000	207,165
Canadian Oil Sands Ltd., 4.50% Sr. Unsec. Nts., 4/1/22[1]	500,000	523,596
Chesapeake Energy Corp.:
6.625% Sr. Unsec. Nts., 8/15/20	430,000	485,362
6.875% Sr. Unsec. Nts., 11/15/20	400,000	456,000
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	86,000	78,827
CNOOC Nexen Finance 2014 ULC, 4.25% Sr. Unsec. Nts., 4/30/24	213,000	213,468
ConocoPhillips, 6.50% Sr. Unsec. Nts., 2/1/39	175,000	235,402
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	492,000	517,747
DCP Midstream Operating LP:
2.70% Sr. Unsec. Nts., 4/1/19	404,000	406,973
3.875% Sr. Unsec. Nts., 3/15/23	852,000	850,501
EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	745,000	751,081
Enterprise Products Operating LLC, 3.35% Sr. Unsec. Nts., 3/15/23	475,000	468,594
Marathon Petroleum Corp., 6.50% Sr. Unsec. Nts., 3/1/41	200,000	247,995
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	645,000	662,886
5.45% Sr. Unsec. Nts., 10/14/21[1]	378,000	413,160
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[4]	285,000	290,344
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	528,000	551,134
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	400,000	433,284
4.75% Sr. Unsec. Nts., 3/15/24	313,000	335,498
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	455,000	457,275
TransCanada PipeLines Ltd., 5% Sr. Unsec. Nts., 10/16/43	299,000	323,014
Valero Energy Corp., 6.125% Sr. Unsec. Nts., 2/1/20	500,000	587,579
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	420,000	451,500

3    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Williams Partners LP, 4% Sr. Unsec. Nts., 11/15/21	$400,000	$412,112
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	556,000	600,631

		11,967,847

Financials—25.9%
Capital Markets—5.4%
Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[1]	484,000	494,204
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	320,000	348,846
Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	475,000	477,354
5.70% Jr. Sub. Perpetual Bonds[2,5]	501,000	514,127
6.25% Sr. Unsec. Nts., 2/1/41	355,000	425,087
Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	275,000	286,140
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	495,000	563,946
Morgan Stanley:
5.00% Sub. Nts., 11/24/25	444,000	461,457
5.625% Sr. Unsec. Nts., 9/23/19	1,010,000	1,152,775
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	669,000	741,104

		5,465,040

Commercial Banks—11.1%
Bank of Amercia Corp., 7.75% Jr. Sub. Nts., 5/14/38	581,000	782,438
Barclays Bank plc, 6.86% Jr. Sub. Perpetual Bonds[1,2,5]	650,000	698,750
CIT Group, Inc., 3.875% Sr. Unsec. Nts., 2/19/19	450,000	456,187
Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	353,435
5.50% Sub. Nts., 9/13/25	700,000	760,485
6.30% Jr. Sub. Perpetual Bonds[2,5]	129,000	129,055
5.95% Jr. Sub. Perpetual Bonds, Series D2,5	450,000	445,500
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	417,000	488,933
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,2,5]	940,000	994,520
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[2]	560,000	583,800
HSBC Holdings PLC, 5.25% Sub. Nts., 3/14/44	250,000	256,685
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds[2,5]	610,000	649,650
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,5]	450,000	480,375
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	663,000	764,895
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,4,5]	780,000	826,800
Regions Bank, 7.50% Sub. Nts., 5/15/18	400,000	473,049
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U2,5	500,000	522,500
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,5]	400,000	427,500
Wells Fargo & Co.:
5.90% Jr. Sub. Perpetual Bonds[2,5]	494,000	503,590
7.98% Jr. Sub. Perpetual Bonds, Series K2,5	538,000	613,320

		11,211,467

Consumer Finance—0.4%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	377,000	400,563

4    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Financial Services—1.5%
Burlington Northern Santa Fe LLC, 4.90% Sr. Unsec. Nts., 4/1/44	$248,000	$264,312
Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	602,000	634,259
PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	166,820
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	453,000	455,220

		1,520,611

Insurance—5.6%
AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[1]	357,000	366,438
Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	200,000	214,938
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	376,000	385,710
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	353,000	369,230
Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	700,000	743,270
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	392,000	403,085
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]	1,205,000	1,217,050
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	309,000	308,227
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,5]	1,156,000	1,240,677
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,4]	410,000	441,775

		5,690,400

Real Estate Investment Trusts (REITs)—1.9%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	280,000	302,285
5.90% Sr. Unsec. Nts., 11/1/21	390,000	442,450
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	424,000	416,771
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	440,000	439,450
Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	342,000	344,638

		1,945,594

Health Care—4.2%
Biotechnology—0.9%
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	580,000	572,588
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	270,000	319,031

		891,619

Health Care Equipment & Supplies—0.2%
Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	216,000	222,683

Health Care Providers & Services—0.9%
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[1]	450,000	461,250
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	405,000	433,350

		894,600

Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	661,000	690,682

Pharmaceuticals—1.5%
Eli Lilly & Co., 5.95% Sr. Unsec. Unsub. Nts., 11/15/37	320,000	394,680
GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	245,824
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	400,000	433,534

5    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	$448,000	$446,880

		1,520,918

Industrials—6.3%
Aerospace & Defense—1.4%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	455,000	473,200
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	355,000	393,163
Lockheed Martin Corp., 4.07% Sr. Unsec. Nts., 12/15/42	287,000	274,602
Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	327,000	335,553

		1,476,518

Building Products—0.6%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	579,000	578,225

Commercial Services & Supplies—0.9%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	401,000	413,030
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	474,000	477,539

		890,569

Electrical Equipment—0.3%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	285,000	280,725

Industrial Conglomerates—0.5%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B2,5	460,000	501,838

Machinery—0.8%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	332,000	344,143
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[1]	497,000	511,054

		855,197

Professional Services—0.4%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	405,000	410,063

Road & Rail—0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[1]	443,000	451,761

Trading Companies & Distributors—1.0%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	469,000	476,035
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	460,000	500,825

		976,860

Information Technology—4.0%
Communications Equipment—0.5%
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	550,000	530,572

Electronic Equipment, Instruments, & Components—1.1%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	575,000	615,803

6    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electronic Equipment, Instruments, & Components (Continued)
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	$435,000	$460,497

		1,076,300

Internet Software & Services—0.4%
IAC/InterActiveCorp, 4.875% Sr. Unsec. Nts., 11/30/18	435,000	456,750

IT Services—0.3%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	365,000	353,303

Semiconductors & Semiconductor Equipment—0.3%
Intel Corp., 4.25% Sr. Unsec. Unsub. Nts., 12/15/42	300,000	291,056

Software—0.4%
Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	320,000	369,048

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44[3]	381,000	380,660
Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[1]	590,000	612,125

		992,785

Materials—5.6%
Chemicals—1.9%
Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	530,000	521,775
LYB International Finance BV, 4% Sr. Unsec. Nts., 7/15/23	400,000	415,012
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	400,000	412,000
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	325,000	310,416
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	223,276

		1,882,479

Containers & Packaging—1.8%
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	440,000	462,837
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	860,000	882,377
Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	450,000	465,750

		1,810,964

Metals & Mining—1.9%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	437,000	476,454
Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	375,000	361,872
BHP Billiton Finance USA Ltd., 5% Sr. Unsec. Nts., 9/30/43	190,000	205,898
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	252,516
Freeport-McMoRan Copper & Gold, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	350,000	341,182
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	325,000	326,560

		1,964,482

Telecommunication Services—5.5%
Diversified Telecommunication Services—4.5%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	285,000	257,374
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	336,000	530,858
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	350,000	409,281
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	241,000	265,100
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	530,000	663,320

7    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	$450,000	$480,938
Verizon Communications, Inc.:
4.50% Sr. Unsec. Nts., 9/15/20	897,000	978,764
6.40% Sr. Unsec. Nts., 2/15/38	404,000	484,367
6.55% Sr. Unsec. Nts., 9/15/43	423,000	522,981

		4,592,983

Wireless Telecommunication Services—1.0%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	582,000	529,409
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	190,000	175,933
6.25% Sr. Unsec. Nts., 11/30/32	213,000	249,664

		955,006

Utilities—5.8%
Electric Utilities—4.1%
American Transmission Systems, Inc., 5.25% Sr. Unsec. Nts., 1/15/22[1]	380,000	413,054
Duke Energy Florida, Inc., 3.85% Sec. Nts., 11/15/42	500,000	469,895
EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]	450,000	489,375
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	405,000	415,381
Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	327,674
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	338,000	362,428
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	324,000	342,166
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	138,431
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	425,000	424,114
PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	708,000	781,444

		4,163,962

Multi-Utilities—1.7%
Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[1]	165,000	169,027
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	361,000	369,492
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	161,000	181,453
Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[1]	370,000	354,979
NiSource Finance Corp., 5.65% Sr. Unsec. Nts., 2/1/45	200,000	221,324
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Unsub. Nts., 12/15/41	168,000	166,297
PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	291,000	292,198

		1,754,770

Total Corporate Bonds and Notes (Cost $90,234,936)		93,203,531

	Shares
Investment Company—7.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[6,7] (Cost $7,683,369)	7,683,369	7,683,369

Total Investments, at Value (Cost $98,577,938)	100.2%	101,605,274
Liabilities in Excess of Other Assets	(0.2)	(154,921)

Net Assets	100.0%	$101,450,353

8    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $18,688,439 or 18.42% of the Fund’s net assets as of April 30, 2014.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after April 30, 2014. See accompanying Notes.

4.	Restricted security. The aggregate value of restricted securities as of April 30, 2014 was $1,558,919, which represents 1.54% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	$794,700	$826,800	$32,100
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	5/20/11-8/31/11	287,530	290,344	2,814
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	433,039	441,775	8,736

		$1,515,269	$1,558,919	$43,650

5.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

6.	Rate shown is the 7-day yield as of April 30, 2014.

7.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2013	Gross Additions	Gross Reductions	Shares April 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	6,481,870	45,787,399	44,585,900	7,683,369

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$7,683,369	$4,642

Futures Contracts as of April 30, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	6/19/14	27	$3,643,313	$(13,953)
United States Treasury Nts., 10 yr.	CBT	Sell	6/19/14	96	11,944,500	(20,800)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/14	93	20,448,375	4,315
United States Treasury Nts., 5 yr.	CBT	Sell	6/30/14	19	2,269,609	2,385

						$(28,053)

Glossary:

Exchange Abbreviations

CBT                    Chicago Board of Trade

9    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Corporate Bond Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of April 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,131,048
Sold securities	247,902

10    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity

11    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

(amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

12    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of April 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Security	$—	$19,132	$—	$19,132
Mortgage-Backed Obligations	—	699,242	—	699,242
Corporate Bonds and Notes	—	93,203,531	—	93,203,531
Investment Company	7,683,369	—	—	7,683,369

Total Investments, at Value	7,683,369	93,921,905	—	101,605,274
Other Financial Instruments:
Variation margin receivable	8,402	—	—	8,402

Total Assets	$7,691,771	$93,921,905	$—	$101,613,676

Liabilities Table
Other Financial Instruments:
Variation margin payable	$(58,199)	$—	$—	$(58,199)

Total Liabilities	$(58,199)	$—	$—	$(58,199)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which

13    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period

14    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the

15    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended April 30, 2014, the Fund had an ending monthly average market value of $18,561,503 and $23,198,458 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time.

16    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of April 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$98,597,388
Federal tax cost of other investments	2,619,006

Total federal tax cost	$101,216,394

Gross unrealized appreciation	$3,340,443
Gross unrealized depreciation	(360,610)

Net unrealized appreciation	$2,979,833

17    OPPENHEIMER CORPORATE BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	6/9/2014